U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 8, 2000



                          ONE CLASS SYNERGY CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                          NPS INTERNATIONAL CORPORATION
                          -----------------------------
                           (Former Name of Registrant)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  0-13858                              86-0214815
                  -------                              ----------
           (Commission File No.)                     (IRS Employer
                                                   Identification No.)



            4400 US Highway 9
              Freehold, N.J.                                 07728
-----------------------------------------                   --------
(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code: (732) 625-0770

Item 2. Acquisition or Disposition of Assets

     In its continuing efforts to implement its new business plan, effective December 20, 2000, all of the issued and outstanding stock of the Company's wholly owed subsidiary, Polcorp Industries, Inc. ("Polcorp"), a New York based holding company, was sold by the Company. Polcorp has two operating subsidiaries, including Metrix Metal, L.L.C. ("MML") and Metrix Tools, L.L.C. ("MTL"), each located in Tczew, Poland, which were included in the sale applicable hereto. MML is engaged in the production of metal parts and sub-assemblies, primarily the gas meter, white goods and auto parts sector, which products are marketed in central and eastern Europe. MTL is engaged in the design and production of tools, injection molds, dies and assembly jigs for use in the production of gas meters, white goods, auto parts and telecommunication equipment. This company's business is also based primarily in central and eastern Europe. Polcorp also has a third wholly owned subsidiary, NPS Polska, L.L.C., which was incorporated in December 1999 and which has been inactive since its formation, but which also was included in the sale.

     Polcorp and its three subsidiaries were sold to Suncrest Management Services, S.A., a company incorporated in Nevis, West Indies ("Suncrest"). Mr. Michael Wexler, a former officer and director of the Company, is an officer, director and principal shareholder of Suncrest. Suncrest is also a minority shareholder of the Company.

     Suncrest had previously had an agreement with the Company to provide management services, which services were performed by Mr. Wexler. Pursuant to the terms of the applicable management services agreement, the Company had paid a service fee of approximately $8,500 per month during the term of the agreement, which was terminated in October of 2000, pursuant to the consent of both Suncrest and the Company. In addition, Suncrest was also reimbursed for reasonable costs and expenses incurred in conjunction with its Company related activities. Service fees under these agreement were $119,680 and $251,300, plus expenses of $78,691 and $127,283 for the fiscal years ended December 31, 1999 and 1998, respectively.

     The terms of this disposition provided for a credit to the Company of $100,000 from sums due Suncrest by the Company arising from previously provided management services, plus $150,000 to be paid on or before June 30, 2001, arising from the termination of the management services agreement per its terms. Additionally, Suncrest assumed all of the assets and liabilities of Polcorp and its subsidiaries.

Item 5.  Other Events

     Effective December 8, 2000, the Company's shareholders adopted two amendments to the Company's Articles of Incorporation, including changing the name of the Company to "One Class Synergy Corporation" and increasing the number of shares of common stock authorized for issuance to 100,000,000 shares, par value $0.0001 per share.

     These amendments were adopted by the consent of the holders of a majority of the Company's issued and outstanding shares pursuant to the laws of the State of Delaware.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

          3.5     Certificate of Amendment of Certificate of Incorporation

         10.3 Agreement to Purchase Shares Between the Company and Suncrest Management Services, S.A.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ONE CLASS SYNERGY CORPORATION


                                          By:s/ Henry Val
                                             -----------------------------
                                             Henry Val, President

Dated:  December 21, 2000

                          NPS INTERNATIONAL CORPORATION

                         --------------------------------

                             EXHIBIT 3.5 TO FORM 8-K

                         --------------------------------

                            CERTIFICATE OF AMENDMENT

                         OF CERTIFICATE OF INCORPORATION

                         --------------------------------

                                State of Delaware
                                                        PAGE 1
                        Office of the Secretary of State

                        ---------------------------------


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

COPY OF THE CERTIFICATE OF AMENDMENT OF "NPS INTERNATIONAL

CORPORATION", CHANGING ITS NAME FROM "NPS INTERNATIONAL

CORPORATION" TO "ONECLASS SYNERGY CORPORATION", FILED IN THIS

OFFICE ON THE FOURTEENTH DAY OF DECEMBER, A.D. 2000, AT 2:16

O'CLOCK P.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE

NEW CASTLE COUNTY RECORD OF DEEDS.




















                                            s/Edward J. Freel
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State

0667207  8100                               AUTHENTICATION:  0857488

001628003                                                  DATE:  12-15-00

                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 02:16 PM 12/14/2000
                                                         001628003 - 0667207
                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                          NPS INTERNATIONAL CORPORATION

     FIRST: That at a meeting of the Board of Directors of NPS International Corporation resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for the presentation of said amendment to the shareholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

               FIRST: The name of the Corporation (which is hereinafter referred to as Corporation) is ONECLASS SYNERGY CORPORATION.

     FURTHER RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be read as follows:

          The amount of the total authorized capital stock of the corporation shall be one hundred ten million (110,000,000) shares divided into one hundred million (100,000,000) shares of Common Stock, $.0001 par value each, and ten million (10,000,000) shares of Preferred Stock, $0.001 par value each, and the designations, preferences, limitations and relative rights of the shares of each such class are as follows:

          A. Preferred Shares

               The corporation may divide and issue the Preferred Shares into series. Preferred Shares of each series, when issued, shall be designated to distinguish it from the shares of all other series of the class of Preferred Shares. The Board of Directors is hereby expressly vested with authority to fix and determine the relative rights and preferences of the shares of any such series so established to the fullest extent permitted by these Articles of Incorporation and General Corporation Law of the State of Delaware in respect to the following:

                    (a) The number of shares to constitute such series,  and the distinctive designations thereof;

                    (b) The rate and preference of dividend, if any, the time of payment of dividend, whether dividends are cumulative and the date from which any dividend shall accrue;

                    (c) Whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

                    (d)  The  amount   payable  upon  shares  in  the  event  of
               involuntarily liquidation;

                    (e) The amount payable upon shares in the event of voluntary liquidation;

                    (f) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

                    (g) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

                    (h) Voting powers, if any; and

                    (i) Any other relative  rights and  preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

          B. Common Shares

                    (a) The rights of  holders  of the Common  Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the corporation providing for the issuance of one or more series of the Preferred Shares.

                    (b) The  holders of the Common  Shares  shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, and by written consent of a majority of the shareholders in accordance with
Section 228 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute approved the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendments.

     IN WITNESS WHEREOF, said NPS International Corporation has caused this Certificate to be signed by Henry Val, an Authorized Officer, this 1 day of December , 2000.

                                        NPS INTERNATIONAL CORPORATION


                                        By  s/Henry Val
                                          --------------------------------
                                          Henry Val, President

                          NPS INTERNATIONAL CORPORATION

                        ---------------------------------

                            EXHIBIT 10.3 TO FORM 8-K

                        ---------------------------------

                          AGREEMENT TO PURCHASE SHARES

                             BETWEEN THE COMPANY AND

                       SUNCREST MANAGEMENT SERVICES, S.A.

                        ---------------------------------

                          AGREEMENT TO PURCHASE SHARES

     THIS AGREEMENT made this _____ day of December, 2000, between ONE CLASS SYNERGY CORP., formerly known as NPS INTERNATIONAL CORPORATION with an office located at 4400 US Highway 49, Freehold, New Jersey 07728 (hereinafter referred to as "Seller"), and SUNCREST MANAGEMENT SERVICES, S.A., P.O. Box 21091, A-151 Second Avenue, Ottawa, Ontario K1S 5N1 Canada (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Seller is the owner of one hundred (100%) percent of the issued and outstanding shares of POLCORP INDUSTRIES, INC., a corporation, (hereinafter referred to as "POLCORP"); and WHEREAS, Purchaser wishes to purchase one hundred (100%) shares of POLCORP from by the Seller (the "Shares"); and

     WHEREAS, Seller wishes to sell the shares.

     NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt of which is hereby acknowledged by Seller, the parties hereby agree as follows:

1.   PURCHASE OF SHARES.
     -------------------

     1.1 Purchase. Subject to the terms and conditions set forth herein, the Seller agrees to sell all of its Shares of POLCORP and the Purchaser agrees to purchase said Shares for the purchase price and on the terms set forth in
Section 1.2 below.

     1.2 Purchase Price. The aggregate purchase price (the "Purchase Price") to be paid for
                                        1
the Shares shall be One Hundred Thousand ($100,000.00) Dollars which shall be paid by reducing the amount owed by Seller to Purchaser by like amount, effective as of the date of this Agreement.

2.   REPRESENTATIONS AND WARRANTIES OF SELLER.
     ----------------------------------------

     In order to induce the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereunder, the Seller hereby makes the following representations and warranties, each of which shall be deemed to be independently material and relied upon by the Purchaser.

     2.1 Ownership. Except as disclosed by Seller to Purchaser, Seller owns and holds it shares in POLCORP beneficially and of record free and clear of any claims, restrictions, liens, pledges and encumbrances of any kind whatsoever and free of any rights of assignment or options of any third party. There are no agreements of any kind, providing for or restricting the governance or control of the transfer or issuance of the Shares.

     2.2 Authority. Seller has the full legal, right power and authority to enter into this Agreement and to consummate all of the transactions contemplated hereby.

3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.
     -------------------------------------------

     Purchaser represents and warrants to the Seller as follows:

     3.1 Status. The Purchaser is a Corporation organized under the laws of the State of Nevis, West Indies in good standing as of the date hereof.

     3.2 Authority. The Purchaser has full legal right,power and authority to enter into this Agreement and to consummate all of the transactions contemplated hereby.

4.   CLOSING.
     -------

     The closing of the purchase and sale of the Shares (the "Closing") shall be held at the offices of Weiss & Federici LLP, 30 Main Street, Port Washington, New York 11050, or such other place as the parties may agree.

5.   FURTHER ASSURANCES.
     ------------------

     The Purchaser and the Seller agree to execute and deliver to each other such further documents or instruments and to take all such actions as may be reasonable and necessary in furtherance of the performance of the terms, covenants and conditions of this Agreement. The provisions of this Section "5" shall survive the closing.

6.   COSTS AND EXPENSES.
     -------------------

     The parties hereto shall bear their own costs and expenses in connection with this Agreement and the transactions contemplated hereby.

7.   MUTUAL  RELEASES.
     -----------------

     The parties hereto hereby release each other from any and all claims and obligations except for obligations contained in this Agreement.

8.   MISCELLANEOUS.
     -------------

     8.1 Benefits. This Agreement shall be binding upon and/or to the benefits of the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

     8.2 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any alleged breach thereof, shall be settled by arbitration before or in accordance with the Rules and Regulations then obtaining of the American Arbitration Association and judgment may be entered upon such award thereof.

     8.3 Governing Law. All matters relating to this Agreement shall be governed, construed and controlled by and under the laws of the State of New York.

     8.4 Notices. All notices required to be sent pursuant to this Agreement shall be either hand-delivered, sent by overnight carrier, or telecopier delivery, notice shall be deemed given upon receipt; in the event of overnight delivery, notice shall be deemed to have been received on the day following the day the notice is delivered to the overnight carrier.

     8.5 No Amendments. No amendment or modification of this Agreement shall be effective unless evidenced by writing signed by all the parties hereto.

     8.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and such instrument for recital purposes shall be deemed to have been made, executed and delivered on the date hereof, regardless of the actual time or ties when the same or any counterparts thereof may be made, executed and delivered.

     8.7 Exhibits. All exhibits hereto are hereby incorporated by reference and shall be binding upon both parties and POLCORP.

     IN WITNESS WHEREOF, the parties hereto have set their hands and caused this Agreement to be duly authorized and executed on the day and year first above written.

                                    ONE CLASS SYNERGY CORP.

                                    By:   s/Henry Val
                                       -----------------------------------------
                                       HENRY VAL, President

                                    SUNCREST MANAGEMENT SERVICES, S.A.

                                    By:   s/Michael Wexler
                                       -----------------------------------------
                                       MICHAEL WEXLER, President